Allocation Options for Premier Variable Universal Indexed Life (PVUL)

Minnesota Life Insurance Company - a Securian Financial company

Life New Business • 400 Robert Street North, St. Paul, MN 55101-2098

Instructions

In Force Business Only

This form is to be completed by the policyowner or the licensed financial professional.

•	Account Allocations - Section A
-	Complete Section A for net premium % (required).

-	Complete Section A for monthly charges (optional).
•	Select one of the monthly charge allocations boxes.

-	Information on monthly charge allocations for Variable Universal Life with Indexed Options:
•	If monthly charge allocations are not requested, charges will be taken as defined in the contract.
•	If the policy date is one month or more prior to the date the initial premium is applied, then monthly charge will be assessed as defined in the contract until the date the premium is applied.

-	Complete Section A for loan allocations (optional for fixed interest rate loans only).
•	You must submit a policy service request form to request a loan.
•	Fixed interest rate loans: You may choose the allocations.
•	Variable interest rate loans: Specific loan allocations are not available.

•	Dollar Cost Averaging (DCA) - Section B
-	Complete Section B for dollar cost averaging.
•	Select one of the dollar cost averaging boxes.

-	Information on how DCA works for our Variable Universal Life with Indexed Options:
•	If you request a dollar cost averaging (DCA) arrangement for premium on the policy, that net premium will be deposited in the guaranteed interest account.
•

On each transfer date (3rd Friday of the month), approximately 1/12 of the net premium in the guaranteed interest account (designated for DCA) will be transferred out of the guaranteed interest account and into the current account allocations.

•

These transfers will continue monthly on the transfer date for twelve months from the effective date of each payment, unless you request to cancel the arrangement, or until the total value in the guaranteed interest account (designated for DCA) is zero.

•	Rebalancing - Section C
-	Complete Section C to request a rebalance.
•	Select the rebalance box(s) to indicate your request.
•	Complete number one with the accounts and percentages you want to rebalance TO.
•	Complete questions 1-4 for a systematic rebalance, or a change to an existing rebalance arrangement.

-	Information on how does rebalance works for our Variable Universal Life with Indexed Options:
•	A rebalance for Variable Universal Life with Indexed Options will rebalance ALL of the accumulation value in the variable sub-accounts and guaranteed interest account only.
•	Accumulation value in the indexed accounts will not be included in the rebalance FROM accounts.
•	All available accounts (excluding the indexed accounts) can be requested in the TO accounts of the rebalance.

•	Transfers - Section D
-	Complete Section D to request a transfer.
•	Select the transfer box(s) to indicate your request.
•	Complete questions 5-7 for a systematic transfer, or a change to an existing transfer arrangement.
•	Complete one chart under transfer allocations (8). There are separate charts for transfers FROM the variable sub-accounts, and transfers FROM the indexed accounts. These must be requested separately.

-	Information on transfers from the indexed accounts for our Variable Universal Life with Indexed Options:
•	Transfers from fixed indexed accounts will always affect all segments within that fixed indexed account.
•	The value in each indexed segment will be transferred on the segment term date.

See your prospectus for more information regarding Allocations, Fixed and Variable Loan interest rates, fixed indexed accounts, rebalance and transfers.

Securian Financial is the marketing name for Minnesota Life Insurance Company. Insurance products are issued by Minnesota Life Insurance Company.

F78622 Rev 5-2024	1

Allocation Options for Premier Variable Universal Indexed Life (PVUL)

☐ Policy number (for existing policies) ☐ Census number	Insured name	Owner name (if different from insured)	Date	Firm/rep code

This transaction was initiated by: ☐ Policyowner   ☐ Financial professional

A.	Account Allocations
•	Select net premium allocations. Allocations must be in increments of 1%; minimum is 1%. Allocations must total 100%.
•	Check one for monthly charge allocations:

☐	Request to assess monthly charge allocations from specific accounts (indicate below).
☐	Request the same monthly charge allocations as the net premium selection.
☐	Request to cancel existing monthly charge allocations.

Account Options	Net Premium %	Monthly Charges %	Loan %
Guaranteed Interest Account

AB VPS Dynamic Asset Allocation - Class B

AB VPS International Value - Class A

American Funds IS Capital World Bond Fund - Class 1

American Funds IS Global Small Cap - Class 1

American Funds IS Growth - Class 1

American Funds IS Growth-Income - Class 1

American Funds IS International - Class 1

American Funds IS New World® - Class 1

American Funds IS U.S. Govt. Sec - Class 1

BlackRock International Index V.I. Fund - Class I Shares

BlackRock Small Cap Index V.I. Fund - Class I Shares

ClearBridge Variable Small Cap Growth - Class I

Fidelity® VIP Bond Index Portfolio - Initial Class Shares

Fidelity® VIP Equity-Income PortfolioSM - Initial Class

Fidelity® VIP Mid Cap Portfolio - Initial Class

Franklin Small Cap Value VIP Fund - Class 1

Invesco Oppenheimer V.I. International Growth Fund Series I Shares

Invesco V.I. American Value - Series I

Invesco V.I. Comstock - Series I

Invesco V.I. Main Street Small Cap Fund® Series I Shares

Janus Henderson VIT Balanced - Institutional Shares

Janus Henderson VIT Flexible Bond - Institutional Shares

Janus Henderson VIT Forty - Institutional Shares

Janus Henderson VIT Mid Cap Value - Institutional Shares

Janus Henderson VIT Overseas - Institutional Shares

LVIP American Century Disciplined Core Value Fund - Standard Class II

LVIP American Century Inflation Protection Fund - Standard Class II

Macquarie VIP Asset Strategy Series - Service Class Shares

Macquarie VIP Core Equity Series - Service Class Shares

Macquarie VIP Global Growth Series - Service Class Shares

Macquarie VIP International Core Equity Series - Service Class Shares

Macquarie VIP Mid Cap Growth Series - Service Class Shares

Macquarie VIP Pathfinder Moderate Series - Managed Volatility - Service Class Shares

Macquarie VIP Science and Technology Series - Service Class Shares

Macquarie VIP Smid Cap Core - Service Class Shares

MFS VIT II International Intrinsic Value - Initial Class

MFS VIT Mid Cap Growth - Initial Class

Morgan Stanley VIF Emerging Markets Equity - Class II

Morningstar Aggressive Growth ETF Asset Allocation - Class I

Morningstar Balanced ETF Asset Allocation - Class I

Morningstar Conservative ETF Asset Allocation - Class I

F78622 Rev 5-2024	2

Account Options	Net Premium %	Monthly Charges %	Loan %
Morningstar Growth ETF Asset Allocation - Class I

Morningstar Income & Growth ETF Asset Allocation - Class I

Neuberger Berman AMT Sustainable Equity Portfolio - Class I

PIMCO VIT Global Diversified Allocation - Advisor Class

PIMCO VIT International Bond Portfolio - Advisor Class

PIMCO VIT Low Duration - Institutional Class

PIMCO VIT Total Return - Institutional Class

Putnam VT International Equity Fund - Class IA Shares

Putnam VT International Value Fund - Class IA Shares

Putnam VT Large Cap Growth Fund - Class IA Shares

Putnam VT Large Cap Value Fund - Class IA Shares

SFT Balanced Stabilization Fund

SFT Core Bond - Class 1

SFT Delaware IvySM Growth Fund

SFT Delaware IvySM Small Cap-Growth Fund

SFT Equity Stabilization Fund

SFT Government Money Market

SFT Index 400 Mid-Cap - Class 1

SFT Index 500 - Class 1

SFT Real Estate Securities - Class 1

SFT T. Rowe Price Value Fund

SFT Wellington Core Equity Fund - Class 1

T. Rowe Price Health Sciences Portfolio - II Class

TOPS® Managed Risk Flex ETF Portfolio

Vanguard® VIF Balanced Portfolio

Vanguard® VIF Capital Growth Portfolio

Vanguard® VIF Diversified Value Portfolio

Vanguard® VIF Equity Income Portfolio

Vanguard® VIF High Yield Bond Portfolio

Vanguard® VIF International Portfolio

Vanguard® VIF Short-Term Investment-Grade Portfolio

Vanguard® VIF Small Company Growth Portfolio

Vanguard® VIF Total Bond Market Index Portfolio

Vanguard® VIF Total Stock Market Index Portfolio

Indexed Account Options	Net Premium %	Monthly Charges %	Loan %

Index A: S&P 500®[1] 100% Participation

Index B: S&P 500®[1] 140% Participation

Index G: S&P 500 Low Volatility®[1] Index (1-year)

Optimizer 1: S&P 500®[1] 100% Participation

Optimizer 2: S&P 500®[1] Participation Rate - Can vary between 50% to 100%. Please review your prospectus.

F78622 Rev 5-2024	3

B.	Dollar Cost Averaging (DCA) of premium

☐	Dollar cost average initial premium. (Internal and external 1035 premium will also be Dollar Cost Averaged)

☐	Dollar cost average one-time premium of $____________________ (payment enclosed).

☐	Dollar cost average all future premiums. (Not available for monthly premium payment).

☐	Dollar cost average a portion of existing accumulation value. Enter transfer details below. Request amounts (%) to be moved to the guaranteed interest account for dollar cost averaging.

☐

Cancel my dollar cost averaging arrangement. (All future DCA transfers will be cancelled. Any value remaining in the guaranteed interest account designated for DCA will remain in the guaranteed interest account unless you request a transfer or rebalance).

From		To
Account:	%	Guaranteed Interest Account for Dollar Cost Averaging
Account:	%
Account:	%
Account:	%
Account:	%
Account:	%
Account:	%

Account:	%

1 The “S&P 500 Index” and “S&P 500 Low Volatility Index” are products of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and have been licensed for use by Minnesota Life Insurance Company. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Minnesota Life Insurance Company (“Minnesota Life’). The Indexed Universal Life Insurance Policy Series (“the Policies”) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Policies or any member of the public regarding the advisability of investing in securities generally or in the Policies particularly or the ability of the S&P 500 Index or S&P 500 Low Volatility Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices only relationship to Minnesota Life with respect to the S&P 500 Index and S&P 500 Low Volatility Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500 Index and S&P 500 Low Volatility Index are determined, composed and calculated by S&P Dow Jones Indices without regard to Minnesota Life or the Policies. S&P Dow Jones Indices has no obligation to take the needs of Minnesota Life or the owners of the Policies into consideration in determining, composing or calculating the S&P 500 Index or S&P 500 Low Volatility Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Policies or the timing of the issuance or sale of the Policies or in the determination or calculation of the equation by which the Policies are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Policies. There is no assurance that investment products based on the S&P 500 Index or the S&P 500 Low Volatility Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

NEITHER S&P DOW JONES INDICES NOR THIRD PARTY LICENSOR GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX, S&P 500 LOW VOLATILITY INDEX, OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY MINNESOTA LIFE, OWNERS OF THE POLICIES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX, S&P 500 LOW VOLATILITY INDEX, OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND MINNESOTA LIFE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

F78622 Rev 5-2024	4

Allocation Options for Premier Variable Universal Indexed Life (PVUL)

☐ Policy number (for existing policies) ☐ Census number	Insured name	Owner name (if different from insured)	Date	Firm/rep code

This transaction was initiated by: ☐ Policyowner    ☐ Financial professional

C.	Rebalance

I elect to (check all that apply)

(Rebalances are not available from or to Indexed Accounts)

☐	One-time rebalance of variable sub-accounts accumulation value (complete 1 below)
☐	One-time rebalance of variable sub-accounts accumulation value to new premium allocations in Section A
☐	Start a systematic rebalance (complete 1, 2, 3, 4 below)
☐	Change allocations of a systematic rebalance (complete 1 below)
☐	Change the frequency of a systematic rebalance (complete 2, 4 below)
☐	Change the systematic rebalance date (complete 2, 3 below)
☐	Cancel the systematic rebalance

Rebalance will default to original allocation (option not available if indexed accounts are included in original allocation). If no, complete the table below and if needed use the additional information page at the end of this document for additional accounts.	☐ Yes	☐ No

1. From	To
ALL Accumulation Value from variable sub-accounts and guaranteed interest account.	Account:	%
	Account:	%
	Account:	%
	Account:	%
	Account:	%
	Account:	%
	Account:	%
	Account:	%
Total 100%

Complete the appropriate sections below for the requested transaction above

2.	Start/Change

☐ Start on       month         year

☐ Change on       month         year

3.	Day

      (options 1-28)

4.	Frequency

☐ Monthly  ☐ Quarterly  ☐ Semi-annual  ☐ Annual

D.	Transfer

I elect to (check all that apply)

(Systematic transfers are not available from Indexed Accounts)

☐	One-time transfer of accumulation value (complete 8)
☐	Start a systematic transfer (complete 5, 6, 7, 8)
☐	Change allocations of a systematic transfer (complete 5, 8)
☐	Change the frequency of a systematic transfer (complete 5, 7)
☐	Change the systematic transfer date (complete 5, 6)
☐	Cancel the systematic transfer (complete 5)

Complete the appropriate sections below for the requested transaction above

5.	Start/Change/End

☐ Start on       month         year

☐ Change on       month         year

☐ End on       month         year

F78622 Rev 5-2024	5

6.	Day

      (options 1-28)

7.	Frequency
☐	Monthly ☐ Quarterly ☐ Semi-annual ☐ Annual

8.	Transfer Allocations
•	To transfer FROM indexed accounts use the applicable FROM INDEXED ACCOUNTS chart.
-	If moving FROM any indexed accounts both the FROM accounts and TO accounts need to be in whole percentages.
•	To transfer FROM variable sub-accounts and guaranteed interest account use the applicable FROM VARIABLE SUB-ACCOUNTS AND GURANTEED INTEREST ACCOUNT chart.
-	When using dollar amounts FROM accounts and TO accounts must match. Dollar amounts must be in whole dollars.
•	Transfer or Systematic Transfer amounts indicated must all be in % or all in $.
•	Percentages must be in increments of 1%; minimum is 1%. The TO accounts must total 100%.

From Indexed Accounts

Indexed Allocation Options	Percentage

Index A: S&P 500®[1] 100% Participation	%

Index B: S&P 500®[1] 140% Participation	%

Index G: S&P 500 Low Volatility®[1] Index (1-year)%

Optimizer 1: S&P 500®[1] 100% Participation	%

Optimizer 2: S&P 500®[1] Participation Rate - Can vary between 50% to 100%. Please review your prospectus.	%

To

Account Options	Percentage

Guaranteed Interest Account	%

AB VPS Dynamic Asset Allocation - Class B	%

AB VPS International Value - Class A	%

American Funds IS Capital World Bond Fund - Class 1%

American Funds IS Global Small Cap - Class 1%

American Funds IS Growth - Class 1%

American Funds IS Growth-Income - Class 1%

American Funds IS International - Class 1%

American Funds IS New World® - Class 1%

American Funds IS U.S. Govt. Sec - Class 1%

BlackRock International Index V.I. Fund - Class I Shares	%

BlackRock Small Cap Index V.I. Fund - Class I Shares	%

ClearBridge Variable Small Cap Growth - Class I	%

Fidelity® VIP Bond Index Portfolio - Initial Class Shares	%

Fidelity® VIP Equity-Income PortfolioSM - Initial Class	%

Fidelity® VIP Mid Cap Portfolio - Initial Class	%

Franklin Small Cap Value VIP Fund - Class 1%

Invesco Oppenheimer V.I. International Growth Fund Series I Shares	%

Invesco V.I. American Value - Series I	%

Invesco V.I. Comstock - Series I	%

Invesco V.I. Main Street Small Cap Fund® Series I Shares	%

Janus Henderson VIT Balanced - Institutional Shares	%

Janus Henderson VIT Flexible Bond - Institutional Shares	%

Janus Henderson VIT Forty - Institutional Shares	%

Janus Henderson VIT Mid Cap Value - Institutional Shares	%

Janus Henderson VIT Overseas - Institutional Shares	%

LVIP American Century Disciplined Core Value Fund - Standard Class II	%

LVIP American Century Inflation Protection Fund - Standard Class II	%

F78622 Rev 5-2024	6

To (continued)

Account Options	Percentage

Macquarie VIP Asset Strategy Series - Service Class Shares	%

Macquarie VIP Core Equity Series - Service Class Shares	%

Macquarie VIP Global Growth Series - Service Class Shares	%

Macquarie VIP International Core Equity Series - Service Class Shares	%

Macquarie VIP Mid Cap Growth Series - Service Class Shares	%

Macquarie VIP Pathfinder Moderate Series - Managed Volatility - Service Class Shares	%

Macquarie VIP Science and Technology Series - Service Class Shares	%

Macquarie VIP Smid Cap Core - Service Class Shares	%

MFS® VIT II International Intrinsic Value - Initial Class	%

MFS® VIT Mid Cap Growth - Initial Class	%

Morgan Stanley VIF Emerging Markets Equity - Class II	%

Morningstar Aggressive Growth ETF Asset Allocation - Class I	%

Morningstar Balanced ETF Asset Allocation - Class I	%

Morningstar Conservative ETF Asset Allocation - Class I	%

Morningstar Growth ETF Asset Allocation - Class I	%

Morningstar Income & Growth ETF Asset Allocation - Class I	%

Neuberger Berman AMT Sustainable Equity Portfolio - Class I	%

PIMCO VIT Global Diversified Allocation - Advisor Class	%

PIMCO VIT International Bond Portfolio - Advisor Class	%

PIMCO VIT Low Duration - Institutional Class	%

PIMCO VIT Total Return - Institutional Class	%

Putnam VT International Equity Fund - Class IA Shares	%

Putnam VT International Value Fund - Class IA Shares	%

Putnam VT Large Cap Growth Fund - Class IA Shares	%

Putnam VT Large Cap Value Fund - Class IA Shares	%

SFT Balanced Stabilization Fund	%

SFT Core Bond - Class 1%

SFT Delaware IvySM Growth Fund	%

SFT Delaware IvySM Small Cap Growth Fund	%

SFT Equity Stabilization Fund	%

SFT Government Money Market	%

SFT Index 400 Mid-Cap - Class 1%

SFT Index 500 - Class 1%

SFT Real Estate Securities - Class 1%

SFT T. Rowe Price Value Fund	%

SFT Wellington Core Equity Fund - Class 1%

T. Rowe Price Health Sciences Portfolio - II Class	%

TOPS® Managed Risk Flex ETF Portfolio	%

Vanguard® VIF Balanced Portfolio	%

Vanguard® VIF Capital Growth Portfolio	%

Vanguard® VIF Diversified Value Portfolio	%

Vanguard® VIF Equity Income Portfolio	%

Vanguard® VIF High Yield Bond Portfolio	%

Vanguard® VIF International Portfolio	%

Vanguard® VIF Short-Term Investment-Grade Portfolio	%

Vanguard® VIF Small Company Growth Portfolio	%

Vanguard® VIF Total Bond Market Index Portfolio	%

Vanguard® VIF Total Stock Market Index Portfolio	%

F78622 Rev 5-2024	7

Indexed Allocation Options	Percentage

Index A: S&P 500®[1] 100% Participation	%

Index B: S&P 500®[1] 140% Participation	%

Index G: S&P 500 Low Volatility®[1] Index (1-year)%

Optimizer 1: S&P 500®[1] 100% Participation	%

Optimizer 2: S&P 500®[1] Participation Rate - Can vary between 50% to 100%. Please review your prospectus.	%

From Variable Sub-Accounts and Guaranteed Interest Account

Account Options	Percentage	Dollar Amount

Guaranteed Interest Account	%	$

AB VPS Dynamic Asset Allocation - Class B	%	$

AB VPS International Value - Class A	%	$

American Funds IS Capital World Bond Fund - Class 1%		$

American Funds IS Global Small Cap - Class 1%		$

American Funds IS Growth - Class 1%		$

American Funds IS Growth-Income - Class 1%		$

American Funds IS International - Class 1%		$

American Funds IS New World® - Class 1%		$

American Funds IS U.S. Govt. Sec - Class 1%		$

BlackRock International Index V.I. Fund - Class I Shares	%	$

BlackRock Small Cap Index V.I. Fund - Class I Shares	%	$

ClearBridge Variable Small Cap Growth - Class I	%	$

Fidelity® VIP Bond Index Portfolio - Initial Class Shares	%	$

Fidelity® VIP Equity-Income PortfolioSM - Initial Class	%	$

Fidelity® VIP Mid Cap Portfolio - Initial Class	%	$

Franklin Small Cap Value VIP Fund - Class 1%		$

Invesco Oppenheimer V.I. International Growth Fund Series I Shares	%	$

Invesco V.I. American Value - Series I	%	$

Invesco V.I. Comstock - Series I	%	$

Invesco V.I. Main Street Small Cap Fund® Series I Shares	%	$

Janus Henderson VIT Balanced - Institutional Shares	%	$

Janus Henderson VIT Flexible Bond - Institutional Shares	%	$

Janus Henderson VIT Forty - Institutional Shares	%	$

Janus Henderson VIT Mid Cap Value - Institutional Shares	%	$

Janus Henderson VIT Overseas - Institutional Shares	%	$

LVIP American Century Disciplined Core Value Fund - Standard Class II	%	$

LVIP American Century Inflation Protection Fund - Standard Class II	%	$

Macquarie VIP Asset Strategy Series - Service Class Shares	%	$

Macquarie VIP Core Equity Series - Service Class Shares	%	$

Macquarie VIP Global Growth Series - Service Class Shares	%	$

Macquarie VIP International Core Equity Series - Service Class Shares	%	$

Macquarie VIP Mid Cap Growth Series - Service Class Shares	%	$

Macquarie VIP Pathfinder Moderate Series - Managed Volatility - Service Class Shares	%	$

Macquarie VIP Science and Technology Series - Service Class Shares	%	$

Macquarie VIP Smid Cap Core - Service Class Shares	%	$

MFS® VIT II International Intrinsic Value - Initial Class	%	$

MFS® VIT Mid Cap Growth - Initial Class	%	$

Morgan Stanley VIF Emerging Markets Equity - Class II	%	$

Morningstar Aggressive Growth ETF Asset Allocation - Class I	%	$

Morningstar Balanced ETF Asset Allocation - Class I	%	$

Morningstar Conservative ETF Asset Allocation - Class I	%	$

Morningstar Growth ETF Asset Allocation - Class I	%	$

Morningstar Income & Growth ETF Asset Allocation - Class I	%	$

Neuberger Berman AMT Sustainable Equity Portfolio - Class I	%	$

F78622 Rev 5-2024	8

From Variable Sub-Accounts and Guaranteed Interest Account (continued)

Account Options	Percentage	Dollar Amount

PIMCO VIT Global Diversified Allocation - Advisor Class	%	$

PIMCO VIT International Bond Portfolio - Advisor Class	%	$

PIMCO VIT Low Duration - Institutional Class	%	$

PIMCO VIT Total Return - Institutional Class	%	$

Putnam VT International Equity Fund - Class IA Shares	%	$

Putnam VT International Value Fund - Class IA Shares	%	$

Putnam VT Large Cap Growth Fund - Class IA Shares	%	$

Putnam VT Large Cap Value Fund - Class IA Shares	%	$

SFT Balanced Stabilization Fund	%	$

SFT Core Bond - Class 1%		$

SFT Delaware IvySM Growth Fund	%	$

SFT Delaware IvySM Small Cap Growth Fund	%	$

SFT Equity Stabilization Fund	%	$

SFT Government Money Market	%	$

SFT Index 400 Mid-Cap - Class 1%		$

SFT Index 500 - Class 1%		$

SFT Real Estate Securities - Class 1%		$

SFT T. Rowe Price Value Fund	%	$

SFT Wellington Core Equity Fund - Class 1%		$

T. Rowe Price Health Sciences Portfolio - II Class	%	$

TOPS® Managed Risk Flex ETF Portfolio	%	$

Vanguard® VIF Balanced Portfolio	%	$

Vanguard® VIF Capital Growth Portfolio	%	$

Vanguard® VIF Diversified Value Portfolio	%	$

Vanguard® VIF Equity Income Portfolio	%	$

Vanguard® VIF High Yield Bond Portfolio	%	$

Vanguard® VIF International Portfolio	%	$

Vanguard® VIF Short-Term Investment-Grade Portfolio	%	$

Vanguard® VIF Small Company Growth Portfolio	%	$

Vanguard® VIF Total Bond Market Index Portfolio	%	$

Vanguard® VIF Total Stock Market Index Portfolio	%	$

To

Account Options	Percentage	Dollar Amount

Guaranteed Interest Account	%	$

AB VPS Dynamic Asset Allocation - Class B	%	$

AB VPS International Value - Class A	%	$

American Funds IS Capital World Bond Fund - Class 1%		$

American Funds IS Global Small Cap - Class 1%		$

American Funds IS Growth - Class 1%		$

American Funds IS Growth-Income - Class 1%		$

American Funds IS International - Class 1%		$

American Funds IS New World® - Class 1%		$

American Funds IS U.S. Govt. Sec - Class 1%		$

BlackRock International Index V.I. Fund - Class I Shares	%	$

BlackRock Small Cap Index V.I. Fund - Class I Shares	%	$

ClearBridge Variable Small Cap Growth - Class I	%	$

Fidelity® VIP Bond Index Portfolio - Initial Class Shares	%	$

Fidelity® VIP Equity-Income PortfolioSM - Initial Class	%	$

Fidelity® VIP Mid Cap Portfolio - Initial Class	%	$

Franklin Small Cap Value VIP Fund - Class 1%		$

Invesco Oppenheimer V.I. International Growth Fund Series I Shares	%	$

Invesco V.I. American Value - Series I	%	$

F78622 Rev 5-2024	9

To (continued)

Account Options	Percentage	Dollar Amount

Invesco V.I. Comstock - Series I	%	$

Invesco V.I. Main Street Small Cap Fund® Series I Shares	%	$

Janus Henderson VIT Balanced - Institutional Shares	%	$

Janus Henderson VIT Flexible Bond - Institutional Shares	%	$

Janus Henderson VIT Forty - Institutional Shares	%	$

Janus Henderson VIT Mid Cap Value - Institutional Shares	%	$

Janus Henderson VIT Overseas - Institutional Shares	%	$

LVIP American Century Disciplined Core Value Fund - Standard Class II	%	$

LVIP American Century Inflation Protection Fund - Standard Class II	%	$

Macquarie VIP Asset Strategy Series - Service Class Shares	%	$

Macquarie VIP Core Equity Series - Service Class Shares	%	$

Macquarie VIP Global Growth Series - Service Class Shares	%	$

Macquarie VIP International Core Equity Series - Service Class Shares	%	$

Macquarie VIP Mid Cap Growth Series - Service Class Shares	%	$

Macquarie VIP Pathfinder Moderate Series - Managed Volatility - Service Class Shares	%	$

Macquarie VIP Science and Technology Series - Service Class Shares	%	$

Macquarie VIP Smid Cap Core - Service Class Shares	%	$

MFS® VIT II International Intrinsic Value - Initial Class	%	$

MFS® VIT Mid Cap Growth - Initial Class	%	$

Morgan Stanley VIF Emerging Markets Equity - Class II	%	$

Morningstar Aggressive Growth ETF Asset Allocation - Class I	%	$

Morningstar Balanced ETF Asset Allocation - Class I	%	$

Morningstar Conservative ETF Asset Allocation - Class I	%	$

Morningstar Growth ETF Asset Allocation - Class I	%	$

Morningstar Income & Growth ETF Asset Allocation - Class I	%	$

Neuberger Berman AMT Sustainable Equity Portfolio - Class	%	$

PIMCO VIT Global Diversified Allocation - Advisor Class	%	$

PIMCO VIT International Bond Portfolio - Advisor Class	%	$

PIMCO VIT Low Duration - Institutional Class	%	$

PIMCO VIT Total Return - Institutional Class	%	$

Putnam VT International Equity Fund - Class IA Shares	%	$

Putnam VT International Value Fund - Class IA Shares	%	$

Putnam VT Large Cap Growth Fund - Class IA Shares	%	$

Putnam VT Large Cap Value Fund - Class IA Shares	%	$

SFT Balanced Stabilization Fund	%	$

SFT Core Bond - Class 1%		$

SFT Delaware IvySM Growth Fund	%	$

SFT Delaware IvySM Small Cap Growth Fund	%	$

SFT Equity Stabilization Fund	%	$

SFT Government Money Market	%	$

SFT Index 400 Mid-Cap - Class 1%		$

SFT Index 500 - Class 1%		$

SFT Real Estate Securities - Class 1%		$

SFT T. Rowe Price Value Fund	%	$

SFT Wellington Core Equity Fund - Class 1%		$

T. Rowe Price Health Sciences Portfolio - II Class	%	$

TOPS® Managed Risk Flex ETF Portfolio	%	$

Vanguard® VIF Balanced Portfolio	%	$

Vanguard® VIF Capital Growth Portfolio	%	$

Vanguard® VIF Diversified Value Portfolio	%	$

Vanguard® VIF Equity Income Portfolio	%	$

Vanguard® VIF High Yield Bond Portfolio	%	$

Vanguard® VIF International Portfolio	%	$

F78622 Rev 5-2024	10

Account Options	Percentage	Dollar Amount

Vanguard® VIF Short-Term Investment-Grade Portfolio	%	$

Vanguard® VIF Small Company Growth Portfolio	%	$

Vanguard® VIF Total Bond Market Index Portfolio	%	$

Vanguard® VIF Total Stock Market Index Portfolio	%	$

Account Options	Percentage	Dollar Amount

Index A: S&P 500®[1] 100% Participation	%	$

Index B: S&P 500®[1] 140% Participation	%	$

Index G: S&P 500 Low Volatility®[1] Index (1-year)%		$

Optimizer 1: S&P 500®[1] 100% Participation	%	$

Optimizer 2: S&P 500®[1] 100% Participation Rate - Can vary between 50% to 100%. Please review your prospectus.	%	$

Total 100%

Additional Information

From	To
ALL Accumulation Value from variable sub-accounts and guaranteed interest account.	Account:	%
	Account:	%
	Account:	%
	Account:	%
	Account:	%
	Account:	%
	Account:	%
	Account:	%

Total 100%

F78622 Rev 5-2024	11